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                                  EXHIBIT 10ll.

                  AMENDMENT NO. 1 TO LOAN AGREEMENT AND CONSENT

        THIS AMENDMENT NO. 1 TO LOAN AGREEMENT AND CONSENT (this "Agreement") is made as of January 8, 2003, by and among LOJACK CORPORATION, a Massachusetts corporation, in its capacity as Borrower and in its capacity as Lead Borrower (in such joint capacities, "LoJack"); LOJACK INTERNATIONAL CORPORATION, a Delaware corporation ("LoJack International"); LOJACK CORPORATION, as successor in interest to each of LOJACK OF NEW JERSEY CORPORATION, RECOVERY SYSTEMS, INC., LOJACK HOLDINGS CORPORATION, LOJACK OF PENNSYLVANIA, INC., LOJACK RECOVERY SYSTEMS BUSINESS TRUST and LOJACK ARIZONA, LLC (such predecessors in interest, collectively, the "Former Borrowers"); VEHICLE RECOVERY SYSTEMS COMPANY, a corporation organized under the laws of the province of Nova Scotia, Canada; LOJACK GLOBAL LLC, a Delaware limited liability company, and LOJACK OPERATING COMPANY, L.P., a Delaware limited partnership (together, the "Additional Borrowers"); and CITIZENS BANK OF MASSACHUSETTS (the "Lender").

        WHEREAS, LoJack, LoJack International, Vehicle Recovery Systems Company, the Former Borrowers and the Lender are parties to a certain Loan Agreement, dated as of June 21, 2002 (the "Loan Agreement") (Capitalized terms defined in the Loan Agreement and not otherwise defined herein, are used herein as therein defined.);

        WHEREAS, pursuant to a certain notice of termination and plan of liquidation, LoJack Recovery Systems Business Trust has been liquidated and dissolved, and its remaining assets (after payment of the debts, obligations and contingent liabilities of the trust) have been distributed to LoJack of New Jersey Corporation, the sole holder of the shares of beneficial interest of said trust;

        WHEREAS, pursuant to a certain agreement of merger, each of Recovery Systems, Inc., LoJack Arizona, LLC, LoJack of Pennsylvania, Inc., LoJack Holdings Corporation and LoJack of New Jersey Corporation have merged with and into LoJack, with LoJack continuing as the surviving entity, with the result that as of the date hereof, LoJack is the direct or indirect successor to each of the Former Borrowers;

        WHEREAS, LoJack desires to make certain Investments in the Additional Borrowers, which Investments are permissible under the Loan Agreement provided the Additional Borrowers become Borrowers thereunder;

        WHEREAS, the Additional Borrowers are willing to become Borrowers under the Loan Agreement, and LoJack has requested and the Lender has agreed that the Loan Agreement be revised in order to make such Additional Borrowers Borrowers thereunder and to reflect the fact that each of the Former Borrowers has merged with and into LoJack;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Effective Date. This Agreement and the changes to terms of the Loan Agreement described in Section 2 hereof and the waivers and consents granted in
Section 3 hereof, shall become effective as of January 1, 2003 (the "Effective Date"), provided the Lender shall have received the following:

        A. two copies of this Agreement, duly executed by LoJack, LoJack International, Vehicle Recovery Systems Company and the Additional Borrowers (collectively, the "Continuing Borrowers");

        B. an amended and restated Revolving Credit Note (the "Amended Note"), substantially in the form of Exhibit B hereto, in the principal amount of $10,000,000, payable to the order of the Lender, duly executed by the Continuing Borrowers;

        C. Borrower Certificates, duly executed by each Additional Borrower, each substantially in the form annexed to the Loan Agreement as EXHIBIT 4:4-2;

        D. UCC Financing Statements naming each Additional Borrower as debtor and the Lender as secured party and having collateral descriptions substantially in the form set forth in Section 4-5 of the Loan Agreement;

        E. a certificate of the Secretary, Assistant Secretary or other appropriate officer of each Additional Borrower, certifying (i) that the resolutions of such Additional Borrower attached to such certificate, authorizing

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                execution and delivery of this Agreement and the Amended Note, have been duly authorized, (ii) that the Certificate of Limited Partnership and Agreement of Limited Partnership or Certificate of Formation and Limited Liability Company Agreement of such Additional Borrower, attached thereto, is a true and correct copy thereof and is in full force and effect on the date thereof and (iii) as to the identity of officer(s) of such Additional Borrower authorized to execute this Agreement and the Amended Note and to take all other actions contemplated hereby and thereby, and providing signature specimens of such officer(s); and

        F. an opinion letter of Sullivan & Worcester LLP, counsel to LoJack, LoJack International and the Additional Borrowers, in form reasonably acceptable to, and addressed to, the Lender.

2. Amendments to Loan Agreement. As of the Effective Date, the Loan Agreement is modified in the following respects:

        A.      Restatement of Borrowers.

                (i) Each Additional Borrower shall, for all purposes, become a Borrower under the Loan Agreement and the other Loan Documents and all references to the Borrowers in the Loan Agreement and the other Loan Documents shall be deemed to include a reference to the Additional Borrowers. Each Additional Borrower agrees to be bound by the terms and conditions of the Loan Agreement and the other Loan Documents as if it were originally a Borrower thereunder.

                (ii) The Former Borrowers shall, for all purposes, cease to be distinct Borrowers under the Loan Agreement and the other Loan Documents and all references to the Former Borrowers therein shall mean and be a reference to LoJack in its capacity as successor in interest thereto. The purpose of the forgoing is to reflect that, pursuant to the mergers described in the recitals to this Agreement, the Former Borrowers have ceased to exist as distinct entities and all rights, powers and privileges, and all debts, duties, restrictions, liabilities and obligations, of such Former Borrowers under the Loan Documents or otherwise have succeeded to LoJack as direct or indirect successor in interest thereto.

                (iii) The Loan Agreement and the other Loan Documents are amended wherever necessary or appropriate to reflect the modifications set forth in clauses (i) and (ii) above.

        B. Section 4.4. Section 4.4 of the Loan Agreement is amended by inserting the parenthetical "(other than Indebtedness to the Lender)" immediately after the first occurrence of the word "Indebtedness" therein.

        C. Section 4.17. Section 4.17 of the Loan Agreement is amended by deleting clause (a) thereof in its entirety and substituting therefor the following:

                        "(a) any such payments or distributions made by a Borrower to the Lead Borrower or to another Borrower which is a direct or indirect wholly owned subsidiary of the Lead Borrower,".

3. Consent and Waiver. The Lender consents to the liquidation, dissolution and mergers described in the recitals to this Agreement and to any Investments by LoJack in the Additional Borrowers and waives any Default which would otherwise arise under the Loan Agreement solely as a result thereof.

4. Original Note. The Lender agrees that upon the Effective Date or, if later, upon the satisfaction of the conditions for the effectiveness of this Agreement set forth in Section 1 hereof, it shall return to LoJack the original Revolving Credit Note by LoJack, LoJack International, the Former Borrowers and Vehicle Recovery Systems Company to the order of the Lender, dated June 21, 2002, in the principal amount of $10,000,000.

5. Representations. LoJack represents and warrants to the Lender that it is the successor in interest to each of the Former Borrowers and, upon giving effect to the modifications to the Loan Agreement set forth in Section 2 hereof and the waivers and consents of the Lender set forth in Section 3 hereof:

        A. no Default shall have occurred and be continuing as of the date hereof; and

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        B.      the representations and warranties contained in Article 4 of the
                Loan Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date).

6. General. The foregoing amendments to the Loan Agreement and the consent and waiver granted herein are limited as provided herein and do not extend to any other provisions of the Loan Agreement not specified herein, or to any other matter. The Loan Agreement, which shall continue in full force and effect as amended hereby, is hereby ratified and confirmed. This Agreement may be executed in any number of counterparts with the same effect as if the signatures hereto were upon the same instrument.

                  [Remainder of page intentionally left blank.]

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        IN WITNESS WHEREOF, THIS AMENDMENT NO. 1 TO LOAN AGREEMENT AND CONSENT
has been executed as an instrument under seal.

                                               Lead Borrower:

                                               LOJACK CORPORATION

                                               By:   /s/ Joseph F. Abely
                                                     ---------------------------
                                               Joseph F. Abely, President

                                               Borrowers:

                                               LOJACK  CORPORATION,  as Borrower
                                               and as successor in interest to
                                               each of the Former Borrowers

                                               By:   /s/ Joseph F. Abely
                                                     ---------------------------
                                               Joseph F. Abely, President

                                               LOJACK INTERNATIONAL CORPORATION

                                               By:   /s/ William R. Duvall
                                                     ---------------------------
                                               William R. Duvall, President

                                               VEHICLE RECOVERY SYSTEMS COMPANY

                                               By:   /s/ Joseph F. Abely
                                                     ---------------------------
                                               Joseph F. Abely, President

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                                               LOJACK GLOBAL LLC

                                               By:   LoJack Corporation,
                                                     ---------------------------
                                               its Sole Member

                                               By:   /s/ Joseph F. Abely
                                                     ---------------------------
                                               Joseph F. Abely, President

                                               LOJACK OPERATING COMPANY, L.P.

                                               By:   LoJack Corporation,
                                                     ---------------------------
                                               its General Partner

                                               By:   /s/ Joseph F. Abely
                                                     ---------------------------
                                               Joseph F. Abely, President

                                               Lender:

                                               CITIZENS BANK OF MASSACHUSETTS

                                               By:   /s/ David Farwell
                                                     ---------------------------
                                               Name:  David Farwell
                                               Title:  Vice President

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                                   Exhibit B

              REVOLVING CREDIT NOTE CITIZENS BANK OF MASSACHUSETTS

Boston, Massachusetts                              as of January 1, 2003
                                          Originally dated June 21, 2002

        FOR VALUE RECEIVED, LOJACK CORPORATION, a Massachusetts corporation with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090, in its joint capacities as Borrower and as Lead Borrower (in such joint capacities, the "Lead Borrower") and in its capacity as successor in interest to each of the Former Borrowers (as hereinafter defined) (in such successor capacities, the "Successor Borrower"), and each of the following (collectively, the "Additional Borrowers"): LOJACK INTERNATIONAL CORPORATION ("LoJack International"), a Delaware corporation, LOJACK GLOBAL LLC, a Delaware limited liability company, LOJACK OPERATING COMPANY, LP, a Delaware limited partnership, and VEHICLE RECOVERY SYSTEMS COMPANY ("Vehicle Recovery Company"), a corporation organized under the laws of the province of Nova Scotia, Canada, jointly and severally, unconditionally promise to pay to the order of CITIZENS BANK OF MASSACHUSETTS, a Massachusetts state chartered bank with its offices at 28 State Street Boston, Massachusetts 02109 (with any subsequent holder, the "Lender"), the principal amount of Ten Million Dollars ($10,000,000.00) or the aggregate unpaid principal balance of loans and advances made by the Lender to or for the account of the Lead Borrower, the Successor Borrower or the Additional Borrowers (collectively, the "Borrowers") pursuant to the Revolving Credit established pursuant to the Loan Agreement dated as of June 21, 2002, among the Lender, the Lead Borrower, LoJack International, Vehicle Recovery Company and the Former Borrowers, as amended by Amendment No. 1 to Loan Agreement and Consent, dated as of January 8, 2003 (as so amended, and as the same may be further amended, restated or otherwise modified from time to time, the "Loan Agreement") among the Lender, the Lead Borrower, the Successor Borrower and the Additional Borrowers, with interest at the rate and payable in the manner stated therein. Capitalized terms used herein and not otherwise defined are used herein as defined in the Loan Agreement.

        This is the Amended and Restated Revolving Credit Note (the "Revolving Credit Note") to which reference is made in the Loan Agreement and is subject to all terms and provisions of the Loan Agreement. This Revolving Credit Note amends and restates in its entirety the terms and obligations of the borrowers under that certain Revolving Credit Note dated June 21, 2002 (the "Preceding Note"), in the principal amount of $10,000,000, by LoJack Corporation (as agent and as borrower), LoJack International, Vehicle Recovery Company, LoJack Of New Jersey Corporation, Recovery Systems, Inc., LoJack Holdings Corporation, LoJack of Pennsylvania, Inc., LoJack Recovery Systems Business Trust and LoJack Arizona, LLC (the latter six entities, the "Former Borrowers") to the order of Citizens Bank of Massachusetts and is issued in

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substitution therefor and is an amendment and replacement thereof. The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

        The Lender's books and records concerning loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder.

        No delay or omission by the Lender in exercising or enforcing any of the Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

        Each of the Borrowers, and each endorser and guarantor of this Revolving Credit Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence permitted by the Lender with respect to this Revolving Credit Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other person obligated on account of this Revolving Credit Note.

        This Revolving Credit Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Lender. and its successors, endorsees, and assigns.

        The liabilities of each Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several, provided, however, the release by the Lender of any one or more such person, endorser or guarantor shall not release any other person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to each Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Revolving Credit Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

        This Revolving Credit Note is delivered at the offices of the Lender in Boston, shall be governed by the laws of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument.

        Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender in the establishment and maintenance of the Lender's relationship with the Borrowers contemplated by this Revolving Credit Note, is relying thereon. EACH BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THAT BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THAT BORROWER, OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR

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BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE
LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER, ANY SUCH PERSON AND THE LENDER.

                            [Signature Page Follows]

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        Executed as an instrument under seal as of the date first written above.

                                               Lead Borrower:

                                               LOJACK CORPORATION

                                               By:
                                                     ---------------------------
                                               Name:
                                               Title:

                                               Borrowers:

                                               LOJACK CORPORATION

                                               By:
                                                     ---------------------------

                                               Name:
                                               Title:

                                               LOJACK INTERNATIONAL CORPORATION

                                               By:
                                                     ---------------------------
                                               Name:
                                               Title:

                                               VEHICLE RECOVERY SYSTEMS COMPANY

                                               By:
                                                     ---------------------------
                                               Name:
                                               Title:

                                               LOJACK GLOBAL, LLC

                                               By: LoJack Corporation,
                                                         its Sole Member

                                               By:
                                                     ---------------------------
                                               Name:
                                               Title:

                                               LOJACK OPERATING COMPANY, L.P.

                                               By: LoJack Corporation,
                                                        its General Partner

                                               By:
                                                     ---------------------------
                                               Name:
                                               Title: